J.P. MORGAN INSURANCE TRUST

JPMorgan Insurance Trust Income Builder Portfolio

(the “Portfolio”)

(All Share Classes)

Supplement dated January 15, 2020

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information dated May 1, 2019, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Portfolio Since	Primary Title with Investment Adviser
Michael Schoenhaut	2014	Managing Director
Eric J. Bernbaum	2014	Executive Director
Jeffrey A. Geller	2014	Managing Director

In addition, the “The Portfolio’s Management and Administration — The Portfolio Managers” section is deleted in its entirety and replaced with the following:

The Portfolio Managers

The Portfolio is managed by JPMIM’s Multi-Asset Solutions Group (MAS). The lead portfolio managers who are primarily responsible for the day-to-day management of the Portfolio are listed below. As part of that responsibility, the portfolio managers establish and monitor the strategy and tactical allocations for the Portfolio. The portfolio managers are assisted by multiple specialist teams who support the strategies of the Portfolio within the parameters established by the lead portfolio managers. Michael Schoenhaut, Managing Director and CFA charterholder, Eric J. Bernbaum, Executive Director and CFA charterholder, and Jeffrey A. Geller, Managing Director and CFA charterholder, serve as portfolio managers for the Portfolio. Mr. Schoenhaut has been an employee of JPMIM since 1997 and a portfolio manager of the Portfolio since its inception. Mr. Schoenhaut focuses on asset allocation, portfolio construction manager selection and risk management. Mr. Bernbaum is a portfolio manager in MAS. An employee of JPMIM since 2008 and portfolio manager of the Portfolio since 2014, Mr. Bernbaum focuses on asset allocation, manager selection, portfolio construction and risk management. As CIO for the Americas of MAS and an employee of JPMIM since 2006, Mr. Geller has had investment oversight responsibility for the Portfolio since its inception.

The Statement of Additional Information (the SAI) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Portfolio.

Additionally, effective immediately, all references to Matthew Pallai are deleted from the Statements of Additional Information with respect to the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-JPMIT-PM-120